UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2015

HOUSTON WIRE & CABLE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (713) 609-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 10, 2015, the Board of Directors amended the Company’s 2006 Stock Plan (1) to provide that shares surrendered by a participant or withheld by the Company to pay for the exercise price of a stock option or tax withholding on any award cannot be reused for new awards, (2) to add a minimum vesting period of one year for all awards under the Stock Plan and (3) to provide that if, upon a change of control, awards are assumed by the acquirer, the vesting provisions shall continue, subject to the Compensation Committee’s discretion to provide for accelerated vesting if there is a subsequent termination of employment.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number                      Description

10.1	Houston Wire & Cable Company Amended and Restated 2006 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: March 13, 2015	By:	/s/ Nicol G. Graham
Name: Nicol G. Graham
Title: Vice President and
Chief Financial Officer